SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2017

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 984-1096

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
Item 7.01.	Regulation FD Disclosure.

On November 13, 2017, Pareteum Corp. (the “Company”) issued a press release disclosing certain information regarding its results of operations for the fiscal quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02, Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 8.01.	Other Events.

The Company announced today its Stockholders’ Equity as of September 30, 2017 and its pro forma Stockholders’ Equity as of November 13, 2017, which incorporates the Company’s (i) sales of common stock and preferred stock, including the public offering of shares of common stock on October 10, 2017 and a public offering of shares of common stock, Series B Convertible Preferred Stock and warrants on November 9, 2017 and (ii) the acquisition of an interest in Artilium, plc (“Artilium”) as previously reported on Form 8-K filed with the Securities and Exchange Commission on October 16, 2017. After adjusting for the sale of the securities and acquisition of an interest in Artilium, the Company announced Stockholders’ Equity of approximately $10,429,834 on a pro-forma basis as of November 13, 2017.

Pareteum Corporation and Subsidiaries

Pro-forma Stockholders’ Equity

as of November 13, 2017

U.S. dollars in thousands

The following table sets forth the Company’s Stockholders’ Equity position as of September 30, 2017, and as adjusted on a pro-forma basis as of November 13, 2017 to reflect the acquisition of an interest in Artilium, the issuances of common stock and preferred stock and the results of operations through September 30, 2017:

	September 30, 2017		November 13, 2017
	Actual*	Adjustments	Pro-forma

STOCKHOLDERS’ EQUITY:
Preferred Stock – 50,000,000 shares authorized; -0- and 4,034 shares issued and outstanding at September 30, 2017 and November 13, 2017, respectively.	-	3,711,280	3,711,280
Common Stock, $0.00001 par value – 500,000,000 shares authorized; 14,577,232 and 28,669,680 shares issued and outstanding at September 30, 2017 and November 13, 2017, respectively.	292,242,457	11,596,997	303,839,454
Accumulated other comprehensive loss	(5,095,421)	-	(5,095,421)
Accumulated deficit	(292,025,479)	-	(292,025,479)

Total shareholders’ equity	(4,878,443)	15,308,277	10,429,834

* Unaudited

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary